UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

Endeavour International Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 307-8700

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Endeavour International Corporation (the “Company”) is today filing a registration statement on Form S-4 (the “Registration Statement”), which incorporates by reference the contents of this Current Report on Form 8-K. Certain subsidiaries of the Company (the “Subsidiary Guarantors”) will be co-registrants with the Company, and the Registration Statement will register the guarantees of debt securities by the Subsidiary Guarantors. At such time, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. Pursuant to Rule 3-10 of Regulation S-X, the Company is adding in Exhibits 99.1 to this Current Report on Form 8-K Note 15 to the Notes to Condensed Consolidated Financial Statements at September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, as well as the Company’s other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	“Item 1. Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase.

101.LAB*	XBRL Taxonomy Extension Label Linkbase.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION

Date: January 29, 2013	By:	/s/ Stanley W. Farmer
Stanley W. Farmer
Vice President and Chief Accounting Officer

EXHIBIT INDEX

99.1	“Item 1. Financial Statements” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase.

101.LAB*	XBRL Taxonomy Extension Label Linkbase.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase.